Exhibit 99.1

Written Statement

Pursuant To

18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, Michael J. Snyder, the Chief Executive Officer, of Red Robin Gourmet Burgers, Inc. (the “Company”), pursuant to § 18 U.S.C. 1350, herby certifies that:

(i.)	the annual report on Form 10-K for the fiscal year ended December 29, 2002 of the Company (the “Report”) fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii.)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003

/s/ MICHAEL J. SNYDER
Michael J. Snyder

A signed original of this written statement required by Section 906 has been provided to Red Robin Gourmet Burgers, Inc. and will be retained by Red Robin Gourmet Burgers, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Written Statement

Pursuant To

18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, James P. McCloskey, the Chief Financial Officer, of Red Robin Gourmet Burgers, Inc. (the “Company”), pursuant to § 18 U.S.C. 1350, herby certifies that:

(i.)	the annual report on Form 10-K for the fiscal year ended December 29, 2002 of the Company (the “Report”) fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii.)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003

/s/ JAMES P. MCCLOSKEY
James P. McCloskey

A signed original of this written statement required by Section 906 has been provided to Red Robin Gourmet Burgers, Inc. and will be retained by Red Robin Gourmet Burgers, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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